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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of Mazel Stores, Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/S/ KPMG PEAT MARWICK LLP


Cleveland, Ohio


October 18, 1996